UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2005

THE CHUBB CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey
	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey

07061-1615

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

On May 9, 2005, The Chubb Corporation (Chubb) received a subpoena from the United States Attorney for the Southern District of New York as part of an investigation into the use of finite risk insurance and related products. Chubb believes this investigation involves a number of industry participants and that Chubb has not been singled out in being asked to provide such information.  Chubb intends to cooperate fully with this investigation.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: May 11, 2005	By:	/s/ W. Andrew Macan
Name: W. Andrew Macan
Title: Vice President and Secretary